Attached please find an exhibit to Sub-Item 77Q1(g) of Form N-
SAR, a copy of the Agreement and Plan of Reorganization between BlackRock Resources & Commodities Strategy Trust and BlackRock
Real Asset Equity Trust.



[PAGE BREAK]



AGREEMENT AND PLAN OF REORGANIZATION
September 17, 2014
            In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock Real Asset Equity Trust, a registered non-diversified closed-end investment company, File No. 811-21931, (the "Target Fund") and BlackRock Resources & Commodities Strategy Trust, a registered non-diversified closed-end investment company, File No. 811-22501
(the "Acquiring Fund" and together with the Target Fund, the "Funds"), each hereby agree as follows:
            1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING
FUND.
            The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:
            (a)	The Acquiring Fund is a statutory trust, duly
formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the "DSTA"), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
            (b)	The Acquiring Fund is duly registered under the
Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
            (c)	The Acquiring Fund has full power and authority
to enter into and perform its obligations under this Agreement subject, in the case of the issuance of additional Acquiring
Fund Common Shares (as defined in Section 1(m) herein) to the approval of such issuance of additional Acquiring Fund Common
Shares by the shareholders of the Acquiring Fund (the "Acquiring Fund Shareholders") as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent
conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.
            (d)	The Acquiring Fund has provided or made available
(including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring
Fund, which have been prepared in accordance with generally
accepted accounting principles in the United States of America
("US GAAP") consistently applied and have been audited by
Deloitte & Touche LLP, each Fund's independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the
Acquiring Fund as of the respective dates indicated and the
results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
            (e)	An unaudited statement of assets, capital and
liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time
(as defined in Section 3(e) herein) (together, the "Acquiring
Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a)
herein), for the purpose of determining the number of Acquiring
Fund Common Shares to be issued to the Target Fund shareholders
(the "Target Fund Shareholders") pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently
applied.
            (f)	There are no material legal, administrative or
other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
            (g)	There are no material contracts outstanding to
which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target
Fund prior to the Valuation Time.
            (h)	The Acquiring Fund is not obligated under any
provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the
Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
            (i)	The Acquiring Fund has no known liabilities of a
material amount, contingent or otherwise, other than those shown on the Acquiring Fund's Annual Report for the year ended October
31, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization.  As of the
Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.
            (j)	No consent, approval, authorization or order of
any court or government authority is required for the
consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934,
as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New
York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
            (k)	The registration statement filed by the Acquiring
Fund on Form N-14, which includes the proxy statement of the
Target Fund and the Acquiring Fund with respect to the
transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference
therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund,
(i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and
the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or
necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and
the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements
therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
            (l)	The Acquiring Fund has filed, or intends to file,
or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been
raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
            (m)	The Acquiring Fund is authorized to issue an
unlimited number of common shares, par value $0.001 per share
(the "Acquiring Fund Common Shares").  Each outstanding
Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Acquiring
Fund's agreement and declaration of trust or applicable law.
            (n)	The books and records of the Acquiring Fund made
available to the Target Fund and/or its counsel are
substantially true and correct and contain no material
misstatements or omissions with respect to the operations of the
Acquiring Fund.
            (o)	The Acquiring Fund Common Shares to be issued to
the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered
pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full
voting rights, except as provided by the Acquiring Fund's
agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.
            (p)	At or prior to the Closing Date, the Acquiring
Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933
Act and, as may be necessary, with each pertinent state
securities commission to permit the transfers contemplated by this Agreement to be consummated.
            (q)	At or prior to the Closing Date, the Acquiring
Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund
Common Shares to the Target Fund Shareholders.
            (r)	The Acquiring Fund has elected to qualify and has
qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.
            2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.
            The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:
            (a)	The Target Fund is a statutory trust duly formed,
validly existing and in good standing in conformity with the
DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
            (b)	The Target Fund is duly registered under the 1940
Act as a non-diversified, closed-end management investment
company, and such registration has not been revoked or rescinded and is in full force and effect.
            (c)	The Target Fund has full power and authority to
enter into and perform its obligations under this Agreement
subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the
Reorganization by the Target Fund Shareholders as described in
Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund's Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency,
moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.
            (d)	The Target Fund has provided or made available
(including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
            (e)	An unaudited statement of assets, capital and
liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the "Target Fund Closing Financial Statements"), will be provided or made available (including by electronic format)
to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common
Shares to be issued to the Target Fund Shareholders pursuant to
Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the
Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.
            (f)	There are no material legal, administrative or
other proceedings pending or, to the knowledge of the Target
Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
            (g)	There are no material contracts outstanding to
which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be
disclosed to the Acquiring Fund prior to the Valuation Time.
            (h)	The Target Fund is not obligated under any
provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
            (i)	The Target Fund has no known liabilities of a
material amount, contingent or otherwise, other than those shown on the Target Fund's Annual Report for the year ended October
31, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization.  As of the
Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.
            (j)	At both the Valuation Time and the Closing Date,
the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments.
As used in this Agreement, the term "Target Fund Investments"
shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the
Target Fund or liabilities incurred as of the Valuation Time.
At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).
            (k)	No consent, approval, authorization or order of
any court or governmental authority is required for the
consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
            (l)	The N-14 Registration Statement, on its effective
date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934
Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14
Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-
14 Registration Statement.
            (m)	The Target Fund has filed, or intends to file, or
has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the
Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been
asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax
authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
            (n)	The Target Fund is authorized to issue an
unlimited number of common shares, par value $0.001 per share
(the "Target Fund Common Shares"). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Target Fund's agreement and declaration of trust or applicable law.
            (o)	All of the issued and outstanding Target Fund
Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
            (p)	The Target Fund will not sell or otherwise
dispose of any of the Acquiring Fund Common Shares to be
received in the Reorganization, except in distribution to the shareholders of the Target Fund as provided in Section 3 of this Agreement.
            (q)	The books and records of the Target Fund made
available to the Acquiring Fund and/or its counsel are
substantially true and correct and contain no material
misstatements or omissions with respect to the operations of the
Target Fund.
            (r)	The Target Fund has elected to qualify and has
qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the
Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.
            3.	THE REORGANIZATION.
            (a)	Subject to receiving the requisite approvals of
the Target Fund Shareholders and the Acquiring Fund
Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target
Fund agrees to convey, transfer and deliver to the Acquiring
Fund and the Acquiring Fund agrees to acquire from the Target
Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the DSTA.
            (b)	If the investment adviser determines that the
portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with
respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Joint Proxy
Statement/Prospectus, a copy of which has been delivered
(including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund's Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.
            (c)	Prior to the Closing Date, the Target Fund shall
declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net
capital gain, if any, recognized to and including the Closing
Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the
Code for the period to and including the Closing Date.
            (d)	Pursuant to this Agreement, as soon as
practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to its shareholders in exchange for their Target Fund Common
Shares.  Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the
Acquiring Fund in the names of and in the amounts due to the
Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.
            (e)	The Valuation Time shall be at the close of
business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the
Funds (the "Valuation Time").
            (f)	The Target Fund will pay or cause to be paid to
the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.
            (g)	Recourse for liabilities assumed from the Target
Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.
            (h)	The Target Fund will be terminated as soon as
practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.
            (i)	For U.S. federal income tax purposes, the parties
to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the
Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-
2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section
368(b) of the Code.
            4.	ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON
SHARES IN THE REORGANIZATION.
            (a)	A number of Acquiring Fund Common Shares with an
aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the
Reorganization, shall be issued by the Acquiring Fund to the
Target Fund in exchange for such assets of the Target Fund,
which shall be determined as set forth below.
            (b)	The net asset value of the Acquiring Fund and the
Target Fund and the values of their assets and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the investment
adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.
            Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund.
The net asset value per share of the Acquiring Fund Common
Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.
For purposes of determining the net asset value per share of
Target Fund Common Shares and the Acquiring Fund Common Shares,
the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses)
shall be divided by the total number of Target Fund Common
Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.
            (c)	The Acquiring Fund shall issue to the Target Fund
certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the
Acquiring Fund Common Shares to the holders of Target Fund
Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares.  With respect to any Target
Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the
Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her
outstanding certificates evidencing ownership of Target Fund
Common Shares or, in the event of lost certificates, posted
adequate bond.  The Target Fund, at its own expense, will
request its Target Fund Shareholders to surrender their
outstanding certificates evidencing ownership of Target Fund
Common Shares or post adequate bond therefor.
            (d)	No fractional shares of Acquiring Fund Common
Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan
account.  In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.
            5.	PAYMENT OF EXPENSES.
            (a)	The Target Fund and the Acquiring Fund and any
other closed-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the
preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund's state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission ("SEC"), the printing and distribution of the Joint
Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities
commission and secretary of state filing fees and legal and
audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Trustees of the Funds, provided, that the Acquiring
Fund's investment adviser may bear all or a portion of the reorganization expenses of the Acquiring Fund. Neither the
Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.
            (b)	If for any reason the Reorganization is not
consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.
            6.	COVENANTS OF THE FUNDS.
            (a)	COVENANTS OF EACH FUND.
            (i)	Each Fund covenants to operate its business
as presently conducted between the date hereof and the
Closing Date.
            (ii)	Each of the Funds agrees that by the Closing
Date all of its U.S. federal and other tax returns and
reports required to be filed on or before such date shall
have been filed and all taxes shown as due on said returns
either have been paid or adequate liability reserves have
been provided for the payment of such taxes.
            (iii)	The intention of the parties is that the
transaction contemplated by this Agreement will qualify as
a "reorganization" within the meaning of Section 368(a) of
the Code.  Neither the Acquiring Fund nor the Target Fund
shall take any action or cause any action to be taken
(including, without limitation, the filing of any tax
return) that is inconsistent with such treatment or results
in the failure of the transaction to qualify as a
reorganization within the meaning of Section 368(a) of the
Code.  At or prior to the Closing Date, the Acquiring Fund
and the Target Fund will take such action, or cause such
action to be taken, as is reasonably necessary to enable
Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"),
special counsel to the Funds, to render the tax opinion
required herein (including, without limitation, each
party's execution of representations reasonably requested
by and addressed to Skadden).
            (iv)	In connection with this covenant, the Funds
agree to cooperate with each other in filing any tax
return, amended return or claim for refund, determining a
liability for taxes or a right to a refund of taxes or
participating in or conducting any audit or other
proceeding in respect of taxes.  The Acquiring Fund agrees
to retain for a period of ten (10) years following the
Closing Date all returns, schedules and work papers and all
material records or other documents relating to tax matters
of the Target Fund for each of such Fund's taxable periods
ending on or before the Closing Date.
            (b)	COVENANTS OF THE ACQUIRING FUND.
            (i)	The Acquiring Fund will file the N-14
Registration Statement with the SEC and will use its best
efforts to provide that the N-14 Registration Statement
becomes effective as promptly as practicable.  Each Fund
agrees to cooperate fully with the other, and each will
furnish to the other the information relating to itself to
be set forth in the N-14 Registration Statement as required
by the 1933 Act, the 1934 Act and the 1940 Act, and the
rules and regulations thereunder and the state securities
laws.
            (ii)	The Acquiring Fund has no plan or intention
to sell or otherwise dispose of the Target Fund
Investments, except for dispositions made in the ordinary
course of business.
            (iii)	Following the consummation of the
Reorganization, the Acquiring Fund will continue its
business as a non-diversified, closed-end management
investment company registered under the 1940 Act.
            (iv)	The Acquiring Fund shall use its reasonable
efforts to cause the Acquiring Fund Common Shares to be
issued in the Reorganization to be approved for listing on
the New York Stock Exchange prior to the Closing Date.
            (v)	The Acquiring Fund agrees to mail to its
shareholders of record entitled to vote at the special
meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material
respects with the applicable provisions of Section 14(a) of
the 1934 Act and Section 20(a) of the 1940 Act, and the
rules and regulations, respectively, thereunder.
            (c)	COVENANTS OF THE TARGET FUND.
            (i)	The Target Fund agrees that following the
consummation of the Reorganization, it will dissolve in
accordance with the laws of the State of Delaware and any
other applicable law, it will not make any distributions of
any Acquiring Fund Common Shares other than to its
shareholders and without first paying or adequately
providing for the payment of all of its respective
liabilities not assumed by the Acquiring Fund, if any, and
on and after the Closing Date it shall not conduct any
business except in connection with its termination.
            (ii)	The Target Fund undertakes that if the
Reorganization is consummated, it will file an application
pursuant to Section 8(f) of the 1940 Act for an order
declaring that the Target Fund has ceased to be a
registered investment company.
            (iii)	The Target Fund agrees to mail to its
shareholders of record entitled to vote at the special
meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material
respects with the applicable provisions of Section 14(a) of
the 1934 Act and Section 20(a) of the 1940 Act, and the
rules and regulations, respectively, thereunder.
            (iv)	After the Closing Date, the Target Fund
shall prepare, or cause its agents to prepare, any U.S.
federal, state or local tax returns required to be filed by
such Target Fund with respect to its final taxable year
ending with its complete liquidation and dissolution and
for any prior periods or taxable years and further shall
cause such tax returns to be duly filed with the
appropriate taxing authorities.  Notwithstanding the
aforementioned provisions of this subsection, any expenses
incurred by the Target Fund (other than for payment of
taxes) in connection with the preparation and filing of
said tax returns after the Closing Date shall be borne by
such Target Fund to the extent such expenses have been
accrued by such Target Fund in the ordinary course without
regard to the Reorganization; any excess expenses shall be
paid from a liability reserve established to provide for
the payment of such expenses.
            7.	CLOSING DATE.
            (a)	The closing of the Reorganization (the "Closing")
shall occur at the offices of Skadden, Four Times Square, New
York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").
            (b)	On the Closing Date, the Target Fund shall
deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Common Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its
custodian at the earliest practicable date thereafter.
            (c)	The Target Fund will deliver to the Acquiring
Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.
            (d)	As soon as practicable after the close of
business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of
Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target
Fund's Chief Executive Officer, President, any Vice President,
Chief Financial Officer, Treasurer or any Assistant Treasurer,
or Secretary or any Assistant Secretary.
            8.	CONDITIONS OF THE TARGET FUND.
            The obligations of the Target Fund hereunder shall be subject to the following conditions:
            (a)	That this Agreement shall have been adopted, and
the Reorganization shall have been approved by the Board of
Trustees of the Target Fund and by the affirmative vote of the Target Fund Shareholders of either (i) 67% or more of the voting securities present at the Target Fund Shareholder meeting where the Reorganization shall be approved, if the holders of more than 50% of the outstanding voting securities of the Target Fund were present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund, whichever is less; and that the Acquiring Fund shall have delivered
(including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Shareholders approving the
issuance of additional Acquiring Fund Common Shares in
connection with the Reorganization, each certified by the
Acquiring Fund's Secretary.
            (b)	That the Acquiring Fund shall have provided or
made available (including by electronic format) to the Target
Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its Chief Executive Officer, President, any Vice President,
Chief Financial Officer, Treasurer or any Assistant Treasurer,
and a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing
Date, certifying that as of the Valuation Time and as of the
Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
            (c)	That the Acquiring Fund shall have furnished to
the Target Fund a certificate signed by the Acquiring Fund's
Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation
Time and as of the Closing Date, all representations and
warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
            (d)	That there shall not be any material litigation
pending with respect to the matters contemplated by this
Agreement.
            (e)	That the Target Fund shall have received the
opinion of Skadden, acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target
Fund, substantially in the form and to the effect that:
            (i)	based solely on our review of a
certificate dated a date prior to the Closing Date,
and a bringdown verification thereof, dated the
Closing Date, from the Secretary of State of the State
of Delaware with respect to the Acquiring Fund's
existence and good standing in the State of Delaware,
the Acquiring Fund is validly existing and in good
standing under the DSTA;
            (ii)	the Acquiring Fund is registered with
the SEC as a closed-end management investment company
under the 1940 Act;
            (iii)	the Acquiring Fund has the statutory
trust power and authority to execute and deliver the
Agreement and to consummate the transactions
contemplated thereby under the DSTA;
            (iv)	this Agreement has been duly
authorized, executed and delivered by all requisite
statutory trust action on the part of the Acquiring
Fund under the DSTA;
            (v)	this Agreement constitutes a valid and
binding obligation of the Acquiring Fund, enforceable
against the Acquiring Fund in accordance with its
terms under the laws of the State of Delaware;
            (vi)	neither the execution and delivery by
the Acquiring Fund of this Agreement nor the
consummation by the Acquiring Fund of the transactions
contemplated thereby (i) conflicts with the agreement
and declaration of trust or by-laws of the Acquiring
Fund; (ii) constitutes a material violation of, or
default under any material contract, agreement,
instrument or other document pertaining to, or
material to the business or financial condition of,
the Acquiring Fund; (iii) contravenes any material
judgment, order or decree of courts or other
governmental authorities or arbitrators that are
material to the business or financial condition of the
Acquiring Fund; or (iv) violates the DSTA or any law
rule or regulation of the State of Delaware or the
United States of America; and
            (vii)	neither the execution and delivery by
the Acquiring Fund of this Agreement nor the
consummation by the Acquiring Fund of the transactions
contemplated thereby requires the consent, approval,
licensing or authorization of, or any filing,
recording or registration with, any governmental
authority under the DSTA or any law, rule or
regulation of the State of Delaware or the United
States of America except for those consents,
approvals, licenses and authorizations already
obtained and those filings, recordings and
registrations already made.
            (viii)	when the Acquiring Fund Common Shares
have been duly entered into the share record books of
the Acquiring Fund and issued and delivered to
shareholders of the Target Funds Shareholders in
accordance with the terms of this Agreement, the
issuance of the Acquiring Fund Common Shares will have
been duly authorized by all requisite statutory trust
action on the part of the Acquiring Fund under the
DSTA, and the Acquiring Fund Common Shares will be
validly issued and fully paid, and under the DSTA, the
Target Fund Shareholders will have no obligation to
make further payments for the Acquiring Fund Common
Shares or contributions to the Acquiring Fund solely
by reason of their ownership of the Acquiring Fund
Common Shares (except as provided for in the Acquiring
Fund's agreement and declaration of trust or
applicable law and except for their obligation to
repay any funds wrongfully distributed to them).
            (f)	That the Target Fund shall have obtained an
opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
            (g)	That all proceedings taken by the Acquiring Fund
and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.
            (h)	That the N-14 Registration Statement shall have
become effective under the 1933 Act, and no stop order
suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.
            9.	CONDITIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
            (a)	That this Agreement shall have been adopted, and
the Reorganization and issuance of additional Acquiring Fund
Common Shares in connection therewith shall have been approved by the Board of Trustees of the Acquiring Fund and that the
issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of the Acquiring Fund Shareholders of a majority of the votes cast at the Acquiring
Fund Shareholder meeting where such issuance of additional
Acquiring Fund Common Shares shall be approved; and the Target
Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, and a certificate setting forth the vote of the holders of
Target Fund Common Shares approving the Reorganization obtained, each certified by the Target Fund's Secretary.
            (b)	That the Target Fund shall have provided or made
available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation
Time, certified on the Target Fund's behalf by its Chief
Executive Officer, President, any Vice President, Chief
Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer,
Treasurer or any Assistant Treasurer, dated as of the Closing
Date, certifying that as of the Valuation Time and as of the
Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the
Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target
Fund Investments.
            (c)	That the Target Fund shall have furnished to the
Acquiring Fund a certificate signed by the Target Fund's Chief Executive Officer, President, any Vice President, Chief
Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
            (d)	That there shall not be any material litigation
pending with respect to the matters contemplated by this
Agreement.
            (e)	That the Acquiring Fund shall have received the
opinion of Skadden, acting as, special counsel for the Target
Fund, dated as of the Closing Date, addressed to the Acquiring
Fund, substantially in the form and to the effect that:
            (i)  based solely on our review of a
certificate dated a date prior to the Closing Date,
and a bringdown verification thereof, dated the
Closing Date, from the Secretary of State of the State
of Delaware with respect to the Target Fund's
existence and good standing in the State of Delaware,
the Target Fund is duly formed and validly existing
and in good standing under the DSTA;
            (ii)  the Target Fund is registered with the
SEC as a closed-end management investment company
under the 1940 Act;
            (iii)  the Target Fund has the statutory
trust power and authority to execute and deliver the
Agreement and to consummate the transactions
contemplated thereby under the DSTA;
            (iv)  this Agreement has been duly
authorized, executed and delivered by all requisite
statutory trust action on the part of the Target Fund
under the DSTA;
            (v)  this Agreement constitutes a valid and
binding obligation of the Target Fund, enforceable
against the Target Fund in accordance with its terms
under the laws of the State of Delaware;
            (vi)  neither the execution and delivery by
the Target Fund of this Agreement nor the consummation
by the Target Fund of the transactions contemplated
thereby (i) conflicts with the agreement and
declaration of trust or by-laws of the Target Fund;
(ii) constitutes a material violation of, or default
under any material contract, agreement, instrument or
other document pertaining to, or material to the
business or financial condition of, the Target Fund;
(iii) contravenes any material judgment, order or
decree of courts or other governmental authorities or
arbitrators that are material to the business or
financial condition of the Target Fund; or (iv)
violates the DSTA or any law rule or regulation of the
State of Delaware or the United States of America; and
            (vii)  neither the execution and delivery by
the Target Fund of this Agreement nor the consummation
by the Target Fund of the transactions contemplated
thereby requires the consent, approval, licensing or
authorization of, or any filing, recording or
registration with, any governmental authority under
the DSTA or any law, rule or regulation of the State
of Delaware or the United States of America except for
those consents, approvals, licenses and authorizations
already obtained and those filings, recordings and
registrations already made.
            (f)	That the Acquiring Fund shall have obtained an
opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
            (g)	That all proceedings taken by the Target Fund and
its counsel in connection with the Reorganization and all
documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.
            (h)	That the N-14 Registration Statement shall have
become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.
            (i)	That prior to the Closing Date, the Target Fund
shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of
distributing to its shareholders all of its net investment
company taxable income for the period to and including the
Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under
Section 103(a) of the Code, if any, over its deductions
disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.
            10.	TERMINATION, POSTPONEMENT AND WAIVERS.
            (a)	Notwithstanding anything contained in this
Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or
after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the
Closing Date may be postponed, (i) by mutual consent of the
Boards of Trustees of the Acquiring Fund and the Target Fund;
(ii) by the Board of Trustee of the Target Fund if any condition of Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of
Trustee; and (iii) by the Board of Trustee of the Acquiring Fund
if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustee.
            (b)	If the transactions contemplated by this
Agreement have not been consummated by December 31, 2015, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.
            (c)	In the event of termination of this Agreement
pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the
Reorganization.
            (d)	At any time prior to the Closing Date, any of the
terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.
            (e)	The respective representations and warranties
contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the
Reorganization, and neither the Funds, nor any of their
respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.
            (f)	If any order or orders of the SEC with respect to
this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the
Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the
Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.
            11.	INDEMNIFICATION.
            (a)	Each party (an "Indemnitor") shall indemnify and
hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified
Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or
(iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.
            (b)	The Indemnified Party shall use its best efforts
to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor.  At any time after ten (10) days from the giving of such notice, the
Indemnified Party may, at its option, resist, settle or
otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the
Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party
arising out of the defense until the defense is assumed;
provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim.  The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense.  If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense.
Following indemnification as provided for hereunder, the
Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
            12.	OTHER MATTERS.
            (a)	All covenants, agreements, representations and
warranties made under this Agreement and any certificates
delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
            (b)	All notices hereunder shall be sufficiently given
for all purposes hereunder if in writing and delivered
personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to
BlackRock Real Asset Equity Trust c/o BlackRock Advisors, LLC,
40 East 52nd Street, New York, New York 10022, Attention: Janey
Ahn, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to
BlackRock Resources & Commodities Strategy Trust c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022,
Attention: Janey Ahn, Secretary of the Acquiring Fund, or at
such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
            (c)	This Agreement supersedes all previous
correspondence and oral communications between the Funds
regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.
            (d)	This Agreement may be amended or modified by the
parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring
Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.  This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the
Funds.
            (e)	This Agreement is not intended to confer upon any
person other than the parties hereto (or their respective
successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.
            (f)	It is expressly agreed that the obligations of
the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such
Board of Trustees nor such execution and delivery by such
officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.
            (g)	This Agreement may be executed in any number of
counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
[Remainder of Page Intentionally Left Blank]


      IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
BLACKROCK RESOURCES & COMMODITIES STRATEGY
TRUST

By:  /s/ John M. Perlowski
 Name:  John M. Perlowski
 Title:    President and Chief Executive
Officer
BLACKROCK REAL ASSET EQUITY TRUST

By:  /s/ Neal J. Andrews
 Name:  Neal J. Andrews
 Title:    Chief Financial Officer





[PAGE BREAK]




Attached please find an exhibit to Sub-Item 77Q1(g) of Form N-
SAR, a copy of the Agreement and Plan of Reorganization between BlackRock Resources & Commodities Strategy Trust and BlackRock
EcoSolutions Investment Trust.





[PAGE BREAK]



AGREEMENT AND PLAN OF REORGANIZATION
September 17, 2014
            In order to consummate the reorganization contemplated herein (the "Reorganization") and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock EcoSolutions
Investment Trust, a registered diversified closed-end investment company, File No. 811-22082, (the "Target Fund") and BlackRock Resources & Commodities Strategy Trust, a registered non-diversified closed-end investment company, File No. 811-22501
(the "Acquiring Fund" and together with the Target Fund, the "Funds"), each hereby agree as follows:
            1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING
FUND.
            The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:
            (a)	The Acquiring Fund is a statutory trust, duly
formed, validly existing and in good standing in conformity with the Delaware Statutory Trust Act (the "DSTA"), and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
            (b)	The Acquiring Fund is duly registered under the
Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
            (c)	The Acquiring Fund has full power and authority
to enter into and perform its obligations under this Agreement subject, in the case of the issuance of additional Acquiring
Fund Common Shares (as defined in Section 1(m) herein) to the approval of such issuance of additional Acquiring Fund Common
Shares by the shareholders of the Acquiring Fund (the "Acquiring Fund Shareholders") as described in Section 9(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund's Board of Trustees, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent
conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.
            (d)	The Acquiring Fund has provided or made available
(including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring
Fund, which have been prepared in accordance with generally
accepted accounting principles in the United States of America
("US GAAP") consistently applied and have been audited by
Deloitte & Touche LLP, each Fund's independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the
Acquiring Fund as of the respective dates indicated and the
results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
            (e)	An unaudited statement of assets, capital and
liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time
(as defined in Section 3(e) herein) (together, the "Acquiring
Fund Closing Financial Statements"), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a)
herein), for the purpose of determining the number of Acquiring
Fund Common Shares to be issued to the Target Fund shareholders
(the "Target Fund Shareholders") pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently
applied.
            (f)	There are no material legal, administrative or
other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
            (g)	There are no material contracts outstanding to
which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(k) herein) or that will not otherwise be disclosed to the Target
Fund prior to the Valuation Time.
            (h)	The Acquiring Fund is not obligated under any
provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the
Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
            (i)	The Acquiring Fund has no known liabilities of a
material amount, contingent or otherwise, other than those shown on the Acquiring Fund's Annual Report for the year ended October
31, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization.  As of the
Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.
            (j)	No consent, approval, authorization or order of
any court or government authority is required for the
consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934,
as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New
York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
            (k)	The registration statement filed by the Acquiring
Fund on Form N-14, which includes the proxy statement of the
Target Fund and the Acquiring Fund with respect to the
transactions contemplated herein (the "Joint Proxy Statement/Prospectus"), and any supplement or amendment thereto or to the documents included or incorporated by reference
therein (collectively, as so amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund,
(i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and
the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or
necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and
the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements
therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.
            (l)	The Acquiring Fund has filed, or intends to file,
or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been
raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
            (m)	The Acquiring Fund is authorized to issue an
unlimited number of common shares, par value $0.001 per share
(the "Acquiring Fund Common Shares").  Each outstanding
Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Acquiring
Fund's agreement and declaration of trust or applicable law.
            (n)	The books and records of the Acquiring Fund made
available to the Target Fund and/or its counsel are
substantially true and correct and contain no material
misstatements or omissions with respect to the operations of the
Acquiring Fund.
            (o)	The Acquiring Fund Common Shares to be issued to
the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered
pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full
voting rights, except as provided by the Acquiring Fund's
agreement and declaration of trust or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.
            (p)	At or prior to the Closing Date, the Acquiring
Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933
Act and, as may be necessary, with each pertinent state
securities commission to permit the transfers contemplated by this Agreement to be consummated.
            (q)	At or prior to the Closing Date, the Acquiring
Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund
Common Shares to the Target Fund Shareholders.
            (r)	The Acquiring Fund has elected to qualify and has
qualified as a regulated investment company ("RIC") within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.
            2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.
            The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:
            (a)	The Target Fund is a statutory trust duly formed,
validly existing and in good standing in conformity with the
DSTA, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
            (b)	The Target Fund is duly registered under the 1940
Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
            (c)	The Target Fund has full power and authority to
enter into and perform its obligations under this Agreement
subject, in the case of consummation of the Reorganization to the approval and adoption of this Agreement and the
Reorganization by the Target Fund Shareholders as described in
Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund's Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency,
moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.
            (d)	The Target Fund has provided or made available
(including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.
            (e)	An unaudited statement of assets, capital and
liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the "Target Fund Closing Financial Statements"), will be provided or made available (including by electronic format)
to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Common
Shares to be issued to the Target Fund Shareholders pursuant to
Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the
Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.
            (f)	There are no material legal, administrative or
other proceedings pending or, to the knowledge of the Target
Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
            (g)	There are no material contracts outstanding to
which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be
disclosed to the Acquiring Fund prior to the Valuation Time.
            (h)	The Target Fund is not obligated under any
provision of its agreement and declaration of trust or by-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
            (i)	The Target Fund has no known liabilities of a
material amount, contingent or otherwise, other than those shown on the Target Fund's Annual Report for the year ended October
31, 2013, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization.  As of the
Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.
            (j)	At both the Valuation Time and the Closing Date,
the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments.
As used in this Agreement, the term "Target Fund Investments"
shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the
Target Fund or liabilities incurred as of the Valuation Time.
At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).
            (k)	No consent, approval, authorization or order of
any court or governmental authority is required for the
consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto
Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.
            (l)	The N-14 Registration Statement, on its effective
date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934
Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14
Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-
14 Registration Statement.
            (m)	The Target Fund has filed, or intends to file, or
has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.  All tax liabilities of the
Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been
asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax
authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
            (n)	The Target Fund is authorized to issue an
unlimited number of common shares, par value $0.001 per share
(the "Target Fund Common Shares"). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights, except as provided by the Target Fund's agreement and declaration of trust or applicable law.
            (o)	All of the issued and outstanding Target Fund
Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
            (p)	The Target Fund will not sell or otherwise
dispose of any of the Acquiring Fund Common Shares to be
received in the Reorganization, except in distribution to the shareholders of the Target Fund as provided in Section 3 of this Agreement.
            (q)	The books and records of the Target Fund made
available to the Acquiring Fund and/or its counsel are
substantially true and correct and contain no material
misstatements or omissions with respect to the operations of the
Target Fund.
            (r)	The Target Fund has elected to qualify and has
qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the
Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.
            3.	THE REORGANIZATION.
            (a)	Subject to receiving the requisite approvals of
the Target Fund Shareholders and the Acquiring Fund
Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target
Fund agrees to convey, transfer and deliver to the Acquiring
Fund and the Acquiring Fund agrees to acquire from the Target
Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the DSTA.
            (b)	If the investment adviser determines that the
portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with
respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Joint Proxy
Statement/Prospectus, a copy of which has been delivered
(including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund's Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a "reorganization" described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.
            (c)	Prior to the Closing Date, the Target Fund shall
declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net
capital gain, if any, recognized to and including the Closing
Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the
Code for the period to and including the Closing Date.
            (d)	Pursuant to this Agreement, as soon as
practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to its shareholders in exchange for their Target Fund Common
Shares.  Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the
Acquiring Fund in the names of and in the amounts due to the
Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.
            (e)	The Valuation Time shall be at the close of
business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the
Funds (the "Valuation Time").
            (f)	The Target Fund will pay or cause to be paid to
the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.
            (g)	Recourse for liabilities assumed from the Target
Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.
            (h)	The Target Fund will be terminated as soon as
practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Delaware law and will withdraw its authority to do business in any state where it is registered.
            (i)	For U.S. federal income tax purposes, the parties
to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the
Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-
2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section
368(b) of the Code.
            4.	ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON
SHARES IN THE REORGANIZATION.
            (a)	A number of Acquiring Fund Common Shares with an
aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the
Reorganization, shall be issued by the Acquiring Fund to the
Target Fund in exchange for such assets of the Target Fund,
which shall be determined as set forth below.
            (b)	The net asset value of the Acquiring Fund and the
Target Fund and the values of their assets and the amounts of their liabilities shall be determined as of the Valuation Time in accordance with the regular procedures of the investment
adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses.
            Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund.
The net asset value per share of the Acquiring Fund Common
Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved.
For purposes of determining the net asset value per share of
Target Fund Common Shares and the Acquiring Fund Common Shares,
the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses)
shall be divided by the total number of Target Fund Common
Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.
            (c)	The Acquiring Fund shall issue to the Target Fund
certificates, share deposit receipts or book entry interests for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the
Acquiring Fund Common Shares to the holders of Target Fund
Common Shares by redelivering the certificates, share deposit receipts or book entry interests evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Target Fund Common Shares.  With respect to any Target
Fund Shareholders holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the
Target Fund, the Acquiring Fund will not permit such Target Fund Shareholder to receive new book entry interests of the Acquiring Fund Common Shares, until notified by the Target Fund or its agent that such shareholder has surrendered his or her
outstanding certificates evidencing ownership of Target Fund
Common Shares or, in the event of lost certificates, posted
adequate bond.  The Target Fund, at its own expense, will
request its Target Fund Shareholders to surrender their
outstanding certificates evidencing ownership of Target Fund
Common Shares or post adequate bond therefor.
            (d)	No fractional shares of Acquiring Fund Common
Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan
account.  In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.
            5.	PAYMENT OF EXPENSES.
            (a)	The Target Fund and the Acquiring Fund and any
other closed-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a "Fund") will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the
preparation of the Agreement and Plan of Reorganization, the preparation and filing of any documents required by such Fund's state of organization, the preparation and filing of the N-14 Registration Statement with the U.S. Securities and Exchange Commission ("SEC"), the printing and distribution of the Joint
Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, the SEC, state securities
commission and secretary of state filing fees and legal and
audit fees in connection with the Reorganization, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, audit fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of Trustees of the Funds, provided, that the Acquiring
Fund's investment adviser may bear all or a portion of the reorganization expenses of the Acquiring Fund. Neither the
Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.
            (b)	If for any reason the Reorganization is not
consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.
            6.	COVENANTS OF THE FUNDS.
            (a)	COVENANTS OF EACH FUND.
            (i)	Each Fund covenants to operate its business
as presently conducted between the date hereof and the
Closing Date.
            (ii)	Each of the Funds agrees that by the Closing
Date all of its U.S. federal and other tax returns and
reports required to be filed on or before such date shall
have been filed and all taxes shown as due on said returns
either have been paid or adequate liability reserves have
been provided for the payment of such taxes.
            (iii)	The intention of the parties is that the
transaction contemplated by this Agreement will qualify as
a "reorganization" within the meaning of Section 368(a) of
the Code.  Neither the Acquiring Fund nor the Target Fund
shall take any action or cause any action to be taken
(including, without limitation, the filing of any tax
return) that is inconsistent with such treatment or results
in the failure of the transaction to qualify as a
reorganization within the meaning of Section 368(a) of the
Code.  At or prior to the Closing Date, the Acquiring Fund
and the Target Fund will take such action, or cause such
action to be taken, as is reasonably necessary to enable
Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"),
special counsel to the Funds, to render the tax opinion
required herein (including, without limitation, each
party's execution of representations reasonably requested
by and addressed to Skadden).
            (iv)	In connection with this covenant, the Funds
agree to cooperate with each other in filing any tax
return, amended return or claim for refund, determining a
liability for taxes or a right to a refund of taxes or
participating in or conducting any audit or other
proceeding in respect of taxes.  The Acquiring Fund agrees
to retain for a period of ten (10) years following the
Closing Date all returns, schedules and work papers and all
material records or other documents relating to tax matters
of the Target Fund for each of such Fund's taxable periods
ending on or before the Closing Date.
            (b)	COVENANTS OF THE ACQUIRING FUND.
            (i)	The Acquiring Fund will file the N-14
Registration Statement with the SEC and will use its best
efforts to provide that the N-14 Registration Statement
becomes effective as promptly as practicable.  Each Fund
agrees to cooperate fully with the other, and each will
furnish to the other the information relating to itself to
be set forth in the N-14 Registration Statement as required
by the 1933 Act, the 1934 Act and the 1940 Act, and the
rules and regulations thereunder and the state securities
laws.
            (ii)	The Acquiring Fund has no plan or intention
to sell or otherwise dispose of the Target Fund
Investments, except for dispositions made in the ordinary
course of business.
            (iii)	Following the consummation of the
Reorganization, the Acquiring Fund will continue its
business as a non-diversified, closed-end management
investment company registered under the 1940 Act.
            (iv)	The Acquiring Fund shall use its reasonable
efforts to cause the Acquiring Fund Common Shares to be
issued in the Reorganization to be approved for listing on
the New York Stock Exchange prior to the Closing Date.
            (v)	The Acquiring Fund agrees to mail to its
shareholders of record entitled to vote at the special
meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material
respects with the applicable provisions of Section 14(a) of
the 1934 Act and Section 20(a) of the 1940 Act, and the
rules and regulations, respectively, thereunder.
            (c)	COVENANTS OF THE TARGET FUND.
            (i)	The Target Fund agrees that following the
consummation of the Reorganization, it will dissolve in
accordance with the laws of the State of Delaware and any
other applicable law, it will not make any distributions of
any Acquiring Fund Common Shares other than to its
shareholders and without first paying or adequately
providing for the payment of all of its respective
liabilities not assumed by the Acquiring Fund, if any, and
on and after the Closing Date it shall not conduct any
business except in connection with its termination.
            (ii)	The Target Fund undertakes that if the
Reorganization is consummated, it will file an application
pursuant to Section 8(f) of the 1940 Act for an order
declaring that the Target Fund has ceased to be a
registered investment company.
            (iii)	The Target Fund agrees to mail to its
shareholders of record entitled to vote at the special
meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material
respects with the applicable provisions of Section 14(a) of
the 1934 Act and Section 20(a) of the 1940 Act, and the
rules and regulations, respectively, thereunder.
            (iv)	After the Closing Date, the Target Fund
shall prepare, or cause its agents to prepare, any U.S.
federal, state or local tax returns required to be filed by
such Target Fund with respect to its final taxable year
ending with its complete liquidation and dissolution and
for any prior periods or taxable years and further shall
cause such tax returns to be duly filed with the
appropriate taxing authorities.  Notwithstanding the
aforementioned provisions of this subsection, any expenses
incurred by the Target Fund (other than for payment of
taxes) in connection with the preparation and filing of
said tax returns after the Closing Date shall be borne by
such Target Fund to the extent such expenses have been
accrued by such Target Fund in the ordinary course without
regard to the Reorganization; any excess expenses shall be
paid from a liability reserve established to provide for
the payment of such expenses.
            7.	CLOSING DATE.
            (a)	The closing of the Reorganization (the "Closing")
shall occur at the offices of Skadden, Four Times Square, New
York, New York 10036, or at such other time or location as may be mutually agreed by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the "Closing Date").
            (b)	On the Closing Date, the Target Fund shall
deliver its assets that are to be transferred, together with any other Target Fund Investments, to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Common Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its
custodian at the earliest practicable date thereafter.
            (c)	The Target Fund will deliver to the Acquiring
Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.
            (d)	As soon as practicable after the close of
business on the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Shareholders of record on the Closing Date and the number of
Target Fund Common Shares owned by each such Target Fund Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by the Target
Fund's Chief Executive Officer, President, any Vice President,
Chief Financial Officer, Treasurer or any Assistant Treasurer,
or Secretary or any Assistant Secretary.
            8.	CONDITIONS OF THE TARGET FUND.
            The obligations of the Target Fund hereunder shall be subject to the following conditions:
            (a)	That this Agreement shall have been adopted, and
the Reorganization shall have been approved by the Board of
Trustees of the Target Fund and by the affirmative vote of the Target Fund Shareholders of either (i) 67% or more of the voting securities present at the Target Fund Shareholder meeting where the Reorganization shall be approved, if the holders of more than 50% of the outstanding voting securities of the Target Fund were present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund, whichever is less; and that the Acquiring Fund shall have delivered
(including in electronic format) to the Target Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Acquiring Fund, and a certificate setting forth the vote of the Acquiring Fund Shareholders approving the
issuance of additional Acquiring Fund Common Shares in
connection with the Reorganization, each certified by the
Acquiring Fund's Secretary.
            (b)	That the Acquiring Fund shall have provided or
made available (including by electronic format) to the Target
Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund's investments, all as of the Valuation Time, certified on the Acquiring Fund's behalf by its Chief Executive Officer, President, any Vice President,
Chief Financial Officer, Treasurer or any Assistant Treasurer,
and a certificate signed by the Acquiring Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing
Date, certifying that as of the Valuation Time and as of the
Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund's most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
            (c)	That the Acquiring Fund shall have furnished to
the Target Fund a certificate signed by the Acquiring Fund's
Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation
Time and as of the Closing Date, all representations and
warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
            (d)	That there shall not be any material litigation
pending with respect to the matters contemplated by this
Agreement.
            (e)	That the Target Fund shall have received the
opinion of Skadden, acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target
Fund, substantially in the form and to the effect that:
            (i)	based solely on our review of a
certificate dated a date prior to the Closing Date,
and a bringdown verification thereof, dated the
Closing Date, from the Secretary of State of the State
of Delaware with respect to the Acquiring Fund's
existence and good standing in the State of Delaware,
the Acquiring Fund is validly existing and in good
standing under the DSTA;
            (ii)	the Acquiring Fund is registered with
the SEC as a closed-end management investment company
under the 1940 Act;
            (iii)	the Acquiring Fund has the statutory
trust power and authority to execute and deliver the
Agreement and to consummate the transactions
contemplated thereby under the DSTA;
            (iv)	this Agreement has been duly
authorized, executed and delivered by all requisite
statutory trust action on the part of the Acquiring
Fund under the DSTA;
            (v)	this Agreement constitutes a valid and
binding obligation of the Acquiring Fund, enforceable
against the Acquiring Fund in accordance with its
terms under the laws of the State of Delaware;
            (vi)	neither the execution and delivery by
the Acquiring Fund of this Agreement nor the
consummation by the Acquiring Fund of the transactions
contemplated thereby (i) conflicts with the agreement
and declaration of trust or by-laws of the Acquiring
Fund; (ii) constitutes a material violation of, or
default under any material contract, agreement,
instrument or other document pertaining to, or
material to the business or financial condition of,
the Acquiring Fund; (iii) contravenes any material
judgment, order or decree of courts or other
governmental authorities or arbitrators that are
material to the business or financial condition of the
Acquiring Fund; or (iv) violates the DSTA or any law
rule or regulation of the State of Delaware or the
United States of America; and
            (vii)	neither the execution and delivery by
the Acquiring Fund of this Agreement nor the
consummation by the Acquiring Fund of the transactions
contemplated thereby requires the consent, approval,
licensing or authorization of, or any filing,
recording or registration with, any governmental
authority under the DSTA or any law, rule or
regulation of the State of Delaware or the United
States of America except for those consents,
approvals, licenses and authorizations already
obtained and those filings, recordings and
registrations already made.
            (viii)	when the Acquiring Fund Common Shares
have been duly entered into the share record books of
the Acquiring Fund and issued and delivered to
shareholders of the Target Funds Shareholders in
accordance with the terms of this Agreement, the
issuance of the Acquiring Fund Common Shares will have
been duly authorized by all requisite statutory trust
action on the part of the Acquiring Fund under the
DSTA, and the Acquiring Fund Common Shares will be
validly issued and fully paid, and under the DSTA, the
Target Fund Shareholders will have no obligation to
make further payments for the Acquiring Fund Common
Shares or contributions to the Acquiring Fund solely
by reason of their ownership of the Acquiring Fund
Common Shares (except as provided for in the Acquiring
Fund's agreement and declaration of trust or
applicable law and except for their obligation to
repay any funds wrongfully distributed to them).
            (f)	That the Target Fund shall have obtained an
opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
            (g)	That all proceedings taken by the Acquiring Fund
and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.
            (h)	That the N-14 Registration Statement shall have
become effective under the 1933 Act, and no stop order
suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.
            9.	CONDITIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:
            (a)	That this Agreement shall have been adopted, and
the Reorganization and issuance of additional Acquiring Fund
Common Shares in connection therewith shall have been approved by the Board of Trustees of the Acquiring Fund and that the
issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of the Acquiring Fund Shareholders of a majority of the votes cast at the Acquiring
Fund Shareholder meeting where such issuance of additional
Acquiring Fund Common Shares shall be approved; and the Target
Fund shall have delivered (including in electronic format) to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Board of Trustees of the Target Fund, and a certificate setting forth the vote of the holders of
Target Fund Common Shares approving the Reorganization obtained, each certified by the Target Fund's Secretary.
            (b)	That the Target Fund shall have provided or made
available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund's investments with their respective dates of acquisition and tax costs, all as of the Valuation
Time, certified on the Target Fund's behalf by its Chief
Executive Officer, President, any Vice President, Chief
Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by Target Fund's Chief Executive Officer, President, any Vice President, Chief Financial Officer,
Treasurer or any Assistant Treasurer, dated as of the Closing
Date, certifying that as of the Valuation Time and as of the
Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the
Target Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target
Fund Investments.
            (c)	That the Target Fund shall have furnished to the
Acquiring Fund a certificate signed by the Target Fund's Chief Executive Officer, President, any Vice President, Chief
Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
            (d)	That there shall not be any material litigation
pending with respect to the matters contemplated by this
Agreement.
            (e)	That the Acquiring Fund shall have received the
opinion of Skadden, acting as, special counsel for the Target
Fund, dated as of the Closing Date, addressed to the Acquiring
Fund, substantially in the form and to the effect that:
            (i)  based solely on our review of a
certificate dated a date prior to the Closing Date,
and a bringdown verification thereof, dated the
Closing Date, from the Secretary of State of the State
of Delaware with respect to the Target Fund's
existence and good standing in the State of Delaware,
the Target Fund is duly formed and validly existing
and in good standing under the DSTA;
            (ii)  the Target Fund is registered with the
SEC as a closed-end management investment company
under the 1940 Act;
            (iii)  the Target Fund has the statutory
trust power and authority to execute and deliver the
Agreement and to consummate the transactions
contemplated thereby under the DSTA;
            (iv)  this Agreement has been duly
authorized, executed and delivered by all requisite
statutory trust action on the part of the Target Fund
under the DSTA;
            (v)  this Agreement constitutes a valid and
binding obligation of the Target Fund, enforceable
against the Target Fund in accordance with its terms
under the laws of the State of Delaware;
            (vi)  neither the execution and delivery by
the Target Fund of this Agreement nor the consummation
by the Target Fund of the transactions contemplated
thereby (i) conflicts with the agreement and
declaration of trust or by-laws of the Target Fund;
(ii) constitutes a material violation of, or default
under any material contract, agreement, instrument or
other document pertaining to, or material to the
business or financial condition of, the Target Fund;
(iii) contravenes any material judgment, order or
decree of courts or other governmental authorities or
arbitrators that are material to the business or
financial condition of the Target Fund; or (iv)
violates the DSTA or any law rule or regulation of the
State of Delaware or the United States of America; and
            (vii)  neither the execution and delivery by
the Target Fund of this Agreement nor the consummation
by the Target Fund of the transactions contemplated
thereby requires the consent, approval, licensing or
authorization of, or any filing, recording or
registration with, any governmental authority under
the DSTA or any law, rule or regulation of the State
of Delaware or the United States of America except for
those consents, approvals, licenses and authorizations
already obtained and those filings, recordings and
registrations already made.
            (f)	That the Acquiring Fund shall have obtained an
opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.
            (g)	That all proceedings taken by the Target Fund and
its counsel in connection with the Reorganization and all
documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.
            (h)	That the N-14 Registration Statement shall have
become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.
            (i)	That prior to the Closing Date, the Target Fund
shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of
distributing to its shareholders all of its net investment
company taxable income for the period to and including the
Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under
Section 103(a) of the Code, if any, over its deductions
disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date.
            10.	TERMINATION, POSTPONEMENT AND WAIVERS.
            (a)	Notwithstanding anything contained in this
Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or
after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the
Closing Date may be postponed, (i) by mutual consent of the
Boards of Trustees of the Acquiring Fund and the Target Fund;
(ii) by the Board of Trustee of the Target Fund if any condition of Target Fund's obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of
Trustee; and (iii) by the Board of Trustee of the Acquiring Fund
if any condition of the Acquiring Fund's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Trustee.
            (b)	If the transactions contemplated by this
Agreement have not been consummated by December 31, 2015, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Acquiring Fund and the Target Fund.
            (c)	In the event of termination of this Agreement
pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the
Reorganization.
            (d)	At any time prior to the Closing Date, any of the
terms or conditions of this Agreement may be waived by the Board of Trustees of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Trustees after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.
            (e)	The respective representations and warranties
contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the
Reorganization, and neither the Funds, nor any of their
respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.
            (f)	If any order or orders of the SEC with respect to
this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of the Acquiring Fund and the
Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the
Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.
            11.	INDEMNIFICATION.
            (a)	Each party (an "Indemnitor") shall indemnify and
hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified
Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or
(iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.
            (b)	The Indemnified Party shall use its best efforts
to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor.  At any time after ten (10) days from the giving of such notice, the
Indemnified Party may, at its option, resist, settle or
otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the
Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party
arising out of the defense until the defense is assumed;
provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim.  The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense.  If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense.
Following indemnification as provided for hereunder, the
Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.
            12.	OTHER MATTERS.
            (a)	All covenants, agreements, representations and
warranties made under this Agreement and any certificates
delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
            (b)	All notices hereunder shall be sufficiently given
for all purposes hereunder if in writing and delivered
personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to
BlackRock EcoSolutions Investment Trust c/o BlackRock Advisors,
LLC, 40 East 52nd Street, New York, New York 10022, Attention:
Janey Ahn, Secretary of the Target Fund, or at such other
address as the Target Fund may designate by written notice to the Acquiring Fund.  Notice to the Acquiring Fund shall be
addressed to BlackRock Resources & Commodities Strategy Trust
c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New
York 10022, Attention: Janey Ahn, Secretary of the Acquiring
Fund, or at such other address and to the attention of such
other person as the Acquiring Fund may designate by written
notice to the Target Fund.  Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
            (c)	This Agreement supersedes all previous
correspondence and oral communications between the Funds
regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.
            (d)	This Agreement may be amended or modified by the
parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards of Trustees at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring
Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by such shareholders without such further approval.  This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the
Funds.
            (e)	This Agreement is not intended to confer upon any
person other than the parties hereto (or their respective
successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.
            (f)	It is expressly agreed that the obligations of
the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of Trustees of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such
Board of Trustees nor such execution and delivery by such
officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.
            (g)	This Agreement may be executed in any number of
counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
[Remainder of Page Intentionally Left Blank]


      IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
BLACKROCK RESOURCES & COMMODITIES STRATEGY
TRUST

By:  /s/ John M. Perlowski
 Name:  John M. Perlowski
 Title:    President and Chief Executive
Officer
BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

By:  /s/ Neal J. Andrews
 Name:  Neal J. Andrews
 Title:    Chief Financial Officer



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1119574.01-NYCSR01A - MSW



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646999.01-BOSSR01A - MSW